JPMorgan Chase Bank, N.A.
712 Main St., Floor 5
Houston, Texas 77002

June 5, 2020
Rosehill Operating Company, LLC
16200 Park Row, Suite 300
Houston, TX 77084
Attention: Craig Owen
Email: cowen@rosehillres.com

Rosehill Resources Inc.
16200 Park Row, Suite 300
Houston, TX 77084
Attention: Jennifer Johnson
Email: jjohnson@rosehillres.com
with a copy to:
Gibson, Dunn & Crutcher LLP
811 Main Street
Houston, TX 77002
Attn: Shalla Prichard
Email: sprichard@gibsondunn.com
Re: Second Forbearance Extension and Amendment
Ladies and Gentlemen:
Reference is made to (i) the Forbearance Agreement, dated as of May 4, 2020 (the “Forbearance Agreement”), among Rosehill Resources Inc. (“RRI”), Rosehill Operating Company, LLC (the “Borrower”), the financial institutions party thereto as Consenting Lenders and JPMorgan Chase Bank, N.A., as Issuing Bank and Administrative Agent (in such agency capacity, the “Administrative Agent”), and (ii) the Forbearance Extension letter agreement, dated May 29, 2020, among the same parties (the “Forbearance Extension”). Capitalized terms used in this letter agreement (this “Agreement”) and not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement.
At the Borrower’s request and subject to its agreement to the terms and conditions of this Agreement, the Administrative Agent and the Consenting Lenders party hereto (which constitute the Required Lenders) hereby consent to and agree that, notwithstanding anything contained in the Forbearance Extension, Forbearance Agreement and the Credit Agreement to the contrary, upon and after the effectiveness of this Agreement:

(x)
(i) the date range referred to in Section 8(b) of the Forbearance Agreement (as amended by the Forbearance Extension) shall be amended to read “On or before June 12, 2020” instead of “Within 32 days of the Forbearance Effective Date”, and (ii) the date range referred to in Section 8(c) of the Forbearance Agreement shall be amended to read “On or before June 24, 2020” instead of “Within 40 days of the Forbearance Effective Date”, in each case for all purposes under the Forbearance

Agreement (such period, the “RSA Extension Period”); provided, that, during the RSA Extension Period and at any time thereafter, the Borrower shall apply all settlement payments or other net cash proceeds received in respect of any Swap Agreement (for the avoidance of doubt, after giving effect to customary netting arrangements under such Swap Agreements) to the prepayment of Borrowings then outstanding (to be applied as soon as practicable but, in any event, no later than the next Business Day of receipt of such net cash proceeds and in accordance with Section 3.04(c)(iv) of the Credit Agreement);

(y)	a new second paragraph of the recitals of the Forbearance Agreement shall be included (such that the existing second paragraph of such recitals shall become the third paragraph) as follows:
“WHEREAS, certain Defaults or Events of Default may arise from any landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law or otherwise in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or Midstream Properties (such Liens, the “Specified Liens”, and such Defaults or Events of Default, the “Lien Defaults”);” and

(z)
the definition of “Designated Defaults” in the new fourth paragraph of the recitals of the Forbearance Agreement shall be amended to include Lien Defaults so long as (and only for so long as) any holder of a Specified Lien has not exercised any attachment or other enforcement proceedings with respect to the assets subject to its Specified Lien(s).

The effectiveness of this Agreement is subject to the receipt by the Administrative Agent of (i) a counterpart of this Agreement, executed and delivered by the Borrower, RRI, the Administrative Agent, and the Consenting Lenders, and (ii) such other information regarding the operations, business affairs and financial condition of the Borrower and such other certificates, documents, instruments and agreements as the Administrative Agent or any Lender shall request in connection with the transactions contemplated by this Agreement, the Credit Agreement and the other Loan Documents.
By its signature set forth below, each of the Borrower, the other Loan Parties, and RRI hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party and that each of the Loan Documents is valid and enforceable in every respect and that all of the terms and conditions thereof are legally binding upon each of the Borrower, the other Loan Parties, and RRI (as applicable) and are hereby reaffirmed and ratified. By its execution on the respective signature lines provided below, each of the Loan Parties and RRI hereby confirms and ratifies (a) all of its obligations under the Loan Documents, (b) the Liens granted to the Administrative Agent by the Loan Parties under the Security Instruments in respect of the Collateral (including all cash held in a deposit account and/or a securities account held or maintained with Administrative Agent that is subject to a control agreement or Mortgaged Property) as valid, binding, and enforceable first-priority Liens (except Liens permitted by Section 9.03 of the Credit Agreement to exist) which secure the Secured Obligations, and (c) that all references in such Security Instruments to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.
This Agreement is limited solely to the specific matters listed above and shall not be deemed to be a waiver of any Default or Event of Default or, except as otherwise set forth above, an amendment of any provision of the Credit Agreement, the Forbearance Agreement, the Forbearance Extension, or other Loan Documents. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE TERMS AND PROVISIONS SET FORTH FURTHER IN SECTION 12.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS. The provisions of Sections 4(f), 10, 11, 14, 15, 16, 17, 18, 19, 20, and 24 of the Forbearance Agreement shall apply to this Agreement mutatis mutandis. Each of the representations and warranties made by or on behalf of the Borrower, the other Loan Parties, RRI, the Administrative Agent and the Consenting Lenders contained in the Forbearance Agreement, was true and correct in all material respects when made, and is, true and correct in all material respects on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by such party on the date hereof and in this Agreement, except that references in such representations in the Forbearance Agreement to “this Agreement” shall be construed as references to this Agreement, and except for any representations and warranties in respect of the Designated Defaults or in respect of the existence of any Default or Event of Default arising from any landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law or otherwise in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or Midstream Properties. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ROSEHILL OPERATING COMPANY, LLC, as Borrower
By:	/s/ R. Craig Owen
Name:	R. Craig Owen
Title:	Senior Vice President & Chief Financial Officer

ROSEHILL RESOURCES INC., as RRI
By:	/s/ R. Craig Owen
Name:	R. Craig Owen
Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Second Forbearance Extension and Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Lender and Issuing Bank
By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

[Signature Page to Second Forbearance Extension and Amendment]

CITIBANK N.A., as Lender
By:	/s/ Thomas Skipper
Name:	Thomas Skipper
Title:	Vice President

[Signature Page to Second Forbearance Extension and Amendment]

BBVA USA, as Lender
By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

[Signature Page to Second Forbearance Extension and Amendment]

BMO HARRIS BANK N.A., as Lender
By:	/s/ Radhika Kapur
Name:	Radhika Kapur
Title:	Vice President

[Signature Page to Second Forbearance Extension and Amendment]

TRUIST BANK, as Lender
By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

[Signature Page to Second Forbearance Extension and Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Vice President

[Signature Page to Second Forbearance Extension and Amendment]

ING Capital LLC, as Lender
By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

[Signature Page to Second Forbearance Extension and Amendment]